Exhibit 32.1

CERTIFICATION

I, Michele Volpi, in connection with the Quarterly Report of H.B. Fuller Company on Form 10-Q for the quarter ended September 1, 2007 (the “Report”), hereby certify that:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of H.B. Fuller Company.

Date: October 5, 2007

/s/ Michele Volpi
Michele Volpi
President and Chief Executive Officer